EXHIBIT 10.02

                                WARRANT AGREEMENT

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase
6,269,226 shares
---------

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                       INTERCELL TECHNOLOGIES CORPORATION

     THIS CERTIFIES that INTERCELL CORPORATION or any subsequent ("Holder") hereof, has the right to purchase from INTERCELL TECHNOLOGIES CORPORATION, a Colorado corporation (the "Company"), up to 6,269,226 fully paid and nonassessable shares of the Company's Common Stock, no par value ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance and ending at 5:00 p.m., Pacific Daylight time, on July 18, 2000.

     The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1. DATE OF ISSUANCE. This Warrant shall be deemed to be issued on July 18, 1997 ("Date of Issuance").

     2. EXERCISE.

          (a) MANNER OF EXERCISE. This Warrant may be exercised at any time on or after July 18, 1998 as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, 7201 East Camelback Road, Suite 250, Scottsdale, Arizona 85251; Attention: President, Telephone No. (602) 970-5500,

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     Telecopy  No. (602) 970-5501,  or  at  such  other  office or agency as the
     Company may designate in writing, by overnight mail (such surrender of the Warrant, delivery of the Exercise Form and payment of the Exercise Price are hereinafter called the "Exercise of this Warrant").

          (b) DATE OF EXERCISE. The "Date of Exercise" of the Warrant shall be the date the original Exercise Form, the Exercise Price and this Warrant are received by the Company.

          (c) CANCELLATION OF WARRANT. This Warrant shall be canceled upon its Exercise, and, within five (5) days after the Date of Exercise, the Holder hereof shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise, and if this Warrant is not exercised in full, the Holder shall be entitled to receive a new Warrant or Warrants
     (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

          (d) HOLDER OF RECORD. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to have become the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such shares of Common Stock. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company.

     3. PAYMENT OF WARRANT EXERCISE PRICE. The Exercise Price shall equal $2.25 per share ("Exercise Price"). Payment of the Exercise Price may be made by cash, certified check or cashiers check or wire transfer, or a combination thereof, at the election of Holder.

     4. TRANSFER AND REGISTRATION.

          (a) TRANSFER RIGHTS. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and the Holder of this Warrant shall be entitled to receive a new Warrant or Warrants as to the portion hereof retained.

          (b) REGISTRABLE SECURITIES. The Common Stock issuable upon the exercise of this Warrant constitute "Registrable Securities" under that certain Registration Rights Agreement dated on or about July 18, 1997 between the Company and Holder and, accordingly, has the benefit of the registration rights pursuant to that agreement.

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     5. ANTI-DILUTION ADJUSTMENTS.

          (a) STOCK DIVIDEND. If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon Exercise of this Warrant after the record date for the determination of Holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is Exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been Exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

          (b) RECAPITALIZATION OR RECLASSIFICATION. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give the Warrant Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

          (c) DISTRIBUTIONS. If the Company shall at any time distribute to Holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such Exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been Exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board in its discretion) and the denominator of which is such Exercise Price.

          (d) NOTICE OF CONSOLIDATION OR MERGER. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the

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     same  or  a  different  number of  shares  of the same or another  class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exercisable into such class and type of securities or other assets as the Holder would have received had the Holder exercised this Warrant immediately prior to such Corporate Change. The Company shall give the Warrant Holder the same notice it provides to Holders of Common Stock of any transaction described in this
     Section 5(d).

          (e) EXERCISE PRICE ADJUSTED. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in
     Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price, and decrease proportionately with each increase in the Exercise Price.

          (f) ADJUSTMENTS: ADDITIONAL SHARES, SECURITIES OR ASSETS. In the event that at any time, as a result of an adjustment made pursuant to this
     Section 5, the Holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6. FRACTIONAL INTERESTS. No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares. Notwithstanding the foregoing, the Company shall issue at Holder's request, in accordance with Section 8 hereof, Warrants to purchase fractional shares; provided, however, that any fractional shares issuable upon the Exercise of such Warrants shall be subject to the first two sentences of this Section 6.

     7. RESERVATION OF SHARES. The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for Exercise of this Warrant. The

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Company  covenants and agrees that upon Exercise of this Warrant,  all shares of
Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

     8. RESTRICTIONS ON TRANSFER.

          (a) REGISTRATION OR EXEMPTION REQUIRED. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D. The Warrant and the Common Stock issuable upon exercise of the Warrant may not be sold except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws. Any shares of Common Stock issued upon Exercise must contain a restrictive legend unless such shares of common stock are subject to a currently effective registration statement or otherwise are freely tradeable.

          (b) ASSIGNMENT. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     9. BENEFITS OF THIS WARRANT. Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder of this Warrant.

     10. APPLICABLE LAW. This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Colorado, without giving effect to conflict of law provisions thereof.

     11. LOSS OF WARRANT. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     12. NOTICE OR DEMANDS. Notices or demands ("Notice") pursuant to this Warrant to be given or made by the Holder of this Warrant or the Company, as the case may be, to or on the Company or Holder, as the case may be, shall be sufficiently given or made as follows:

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          (a) if  personally  delivered,  then Notice is  effective  on the next business day after receipt;

          (b) if delivered by mail, Notice is deemed given and delivered 72 hours after being deposited in any duly authorized United States mail depository, postage prepaid, registered or certified, return receipt requested;

          (c) if sent by a reputable overnight courier service (e.g., Federal Express), addressed as set forth below, the Notice shall be deemed effective on the next business day after receipt, as evidenced by the receipt obtained by the courier service; or

          (d) if sent by telecopier to the phone number listed below, then Notice shall be deemed delivered on the next business day after receipt, as evidenced by a successful transmission report.

All notices shall be addressed as follows:

            If to the Company:        Intercell Technologies Corporation
                                      7201 East Camelback Road, Suite 250
                                      Scottsdale, Arizona  85251
                                      Attention:  President
                                      Telephone No. (602) 970-5500
                                      Telecopy No. (602) 970-5501

If to Holder to the address of the Holder set forth in the Company's records, until another address is designated in writing by Holder.

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     IN WITNESS  WHEREOF,  the  undersigned  has executed this Warrant as of the
18th day of July, 1997.

                                    INTERCELL TECHNOLOGIES CORPORATION


                                    By: /s/ Terry W. Neild
                                        ----------------------------------------
                                        Terry W. Neild, President

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                                    EXHIBIT A

                                  EXERCISE FORM


TO:  INTERCELL TECHNOLOGIES CORPORATION

The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock of INTERCELL TECHNOLOGIES CORPORATION, a Colorado corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any shares of Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

     2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below. The undersigned acknowledges that the Company will issue the requested stock certificates free of any restrictive legend only in the event a registration statement covering such shares is currently effective or such shares are otherwise freely tradeable.

Dated:


                                       -----------------------------------------
                                       Signature of Registered Holder


                                       -----------------------------------------
                                       Name of Registered Holder (Print)


                                       -----------------------------------------
                                       Non-U.S. Address


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                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered Holder
                        desiring to transfer the Warrant)

     FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of INTERCELL TECHNOLOGIES CORPORATION evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated: ______________________       ____________________________________________
                                    Signature


Fill in for new Registration of Warrant:


-----------------------------------------
                  Name


-----------------------------------------
                  Address


-----------------------------------------
Please print name and address of assignee
(including zip code number)

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NOTICE

The signature to the foregoing Exercise Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

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